INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2023
Intangible Assets, Net (Excluding Goodwill) [Abstract]
INTANGIBLE ASSETS, NET
NOTE 6: INTANGIBLE ASSETS, NET

Acquisition of developed technologies:

On April 15, 2021, the Company acquired the technology of Snow-White Labs Ltd. (“Zest”) for a total consideration of $808 consisted from the issuance of 33,150 Company’s ordinary shares with fair value of $776 and the remaining amount was allocated to direct acquisition costs.

On October 4, 2021, the Company acquired the technology of Simpo Ltd. (“Simpo”) for a total consideration of $1,306 in cash.

Both acquisitions were accounted as an asset acquisition in accordance with ASC 805 as substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset. The purchase price was allocated to the developed technology acquired with an estimated useful life of three years.

	December 31,
	2023	2022

Acquired technology	$3,004	$3,004

Accumulated amortization and Impairment	2,924	2,655

Depreciated cost	$80	$349

As of December 31, 2023, the weighted-average remaining useful life of the technology was 0.3 years. The Company recorded $269, $487 and $299 of amortization expense during the years ended December 31, 2023, 2022 and 2021, respectively.

During the year ended December 31, 2022 the Company recorded an impairment in the amount of $979 related to abandoned technology.

As of December 31, 2023, future amortization expense related to acquired technology is $80 to be fully amortized in the year 2024.